UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  August 14, 2013
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CAPSTONE COMPANIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 8.01    Other Events.  Capstone Companies, Inc. (formerly “CHDT Corporation”) (“Company”) conducted a webcast/teleconference on August 14, 2013 to review financial results for the second quarter of fiscal year 2013(as reported in the Form 10-K report filed with the Commission on August 13, 2013).  A transcript of Company statements is attached as Exhibit 99.1 to this Report.  Attached to this Report as Exhibit 99.2, is a Press Release concerning the financial results for the fiscal quarter ending June 30, 2013 and released by the Company on August 13, 2012.

The information presented in Item 8.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM  9.01    Financial Statements and Exhibits

EXHIBIT NUMBER                                           EXHIBIT DESCRIPTION

99.1	Transcript of August 14, 2013 Webcast by Capstone Companies, Inc.
99.2	Press Release and Q4 Financials – June 30, 2013

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: August 26, 2013

By: /s/ Stewart Wallach
Chief Executive Officer